Exhibit 10.11

      Warrant dated as of August 11, 2004 between Enhance Biotech, Inc. and
                              Bioaccelerate, Inc.


THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ( THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH LAWS, OR (2) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS IS AVAILABLE AND THE COMPANY HAS RECEIVED EITHER AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT
REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR OTHER EVIDENCE THAT IS SATISFACTORY TO THE COMPANY, WHICH EVIDENCE ESTABLISHES THAT ANY SUCH DISPOSITION WILL NOT VIOLATE THE SECURITIES ACT, SUCH LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Warrant No.______

                               Warrant to Purchase

                        1,500,000 Shares of Common Stock

                            of Enhance Biotech, Inc.

                            Exercisable on or before
                5:00 P.M, Eastern Standard Time, August 10, 2009

      FOR VALUE RECEIVED, ENHANCE BIOTECH, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), promises to issue in the name of, and sell and deliver to Bioaccelerate, Inc or its registered assigns (in each case, the "Holder"), a certificate or certificates for an aggregate of One Million, Five hundred thousand, (1,500,000) shares (the "Warrant Shares") of the Company's common stock upon compliance with the terms of this warrant (the "Warrant") and payment therefor of the exercise price of $3.00 per Warrant Share (the "Exercise Price"). The number of Warrant Shares and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant shall be exercisable upon execution and at any time prior to 5:00 p.m., Eastern Standard Time, on August 10, 2009_ (the "Exercise Period") and shall be void thereafter. This Warrant is also subject to the following terms and conditions.

      1. EXERCISE OF WARRANT.

            (a) General Method of Exercise. This Warrant may be exercised in whole or in part at any time during the Exercise Period by delivery to the Company's principal office (or such other office as the Company may designate by written notice to the Holder), not later than two (2) business days before the date on which this Warrant is to be exercised (the "Exercise Date"), of all of the following:

                  (i) a Form of Exercise Notice (the "Form of Exercise") annexed hereto, duly executed by the Holder and setting forth (A) the Exercise Date, (B) the number of Warrant Shares as to which this Warrant is to be exercised on the Exercise Date;

                  (ii) either cash, a certified or official bank check payable to the Company in funds immediately available on the Exercise Date or a wire transfer for the account of the Company, in an amount equal to the Exercise Price multiplied by the number of Warrant Shares of the Company's common stock as to which this Warrant is to be exercised on the Exercise Date; and

                  (iii) this Warrant.

            (b) Issuance of Certificates and New Warrant. Within a reasonable time not in excess of twenty (20) days after the Exercise Date, the Company shall deliver to the Holder:

                  (i) a certificate for the number of shares of the Company's common stock such Holder elected to purchase on the Exercise Date; or

                  (ii) if this Warrant was not exercised in full, a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised, both of which shall be delivered to the Holder at the address designated in the Form of Exercise. Any new Warrant shall be dated with this Warrant's original issue date.

      Any certificates so delivered shall be in such denominations as may be requested by the Holder hereof, shall be registered in the name of such Holder and shall bear a restrictive legend if not registered.

      2. ADJUSTMENTS.

            (a) Subdivision or Combination of Shares. If the Company is recapitalized through the subdivision or combination of its outstanding shares of common stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of common stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

            (b) Dividends in Common Stock or Securities Convertible into Common Stock. If the Company declares a dividend or distribution on common stock payable in common stock or securities convertible into common stock, the number of shares of common stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of common stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of common stock issuable upon conversion of all such securities convertible into common stock) of common stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

            (c) Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of the Warrant Shares is adjusted as provided herein, the Company shall mail to the Holder a notice of such adjustment or adjustments, prepared and signed by the Chief Executive Officer, Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made. Upon an adjustment described herein, the Company may elect to issue a new Warrant reflecting such adjustment, and if the Company so elects, the Holder will return this Warrant to the Company in exchange for such new Warrant.

            (d) The provisions of this Section 2 are for the purpose of, and shall be interpreted to the effect that, upon any exercise of this Warrant, the Holder shall be entitled to receive the same amount and kind of securities and other property that it would have been entitled to receive as the owner at all times subsequent to the date hereof of the number of shares of common stock issuable upon conversion of the Warrant Shares purchased upon any such exercise.

            (e) It is agreed and understood that no adjustments shall be made hereunder solely as a result of the issuance by the Company of (i) common stock issued pursuant to any future public or private issuance of stock, or (ii) common stock issued upon the exercise of warrants or options and other convertible securities granted by the Company.

            (f) No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

            (g) Irrespective of any adjustment or change in the Exercise Price, or the number of shares of common stock actually purchasable under each Warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Exercise Price per Share and the number of Warrant Shares purchasable thereunder as the Exercise Price per Share and the number of Warrant Shares purchasable were expressed on the Warrants when initially issued.

      3. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees that, prior to the expiration of this Warrant by exercise or by its term:

            (a) The Company will not by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other actions that may be necessary to protect the rights of the Holder hereunder; provided, however, that the proposed merger of the Company or a subsidiary of the Company with Ardent Pharmaceuticals, Inc. shall be deemed not to violate this subsection (a).

            (b) The Company shall at all times reserve and keep available, out of its authorized and unissued capital stock, such numbers of shares of common stock as shall, from time to time, be sufficient for the exercise of the Warrants.

            (c) All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer contemporaneously with such issue).

      4. COMPLIANCE WITH LAWS. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant or the Warrant Shares are not registered under both the Securities Act and applicable state securities laws, the Company may require, as a condition of allowing such exercise, transfer or exchange, a representation by the Holder that the transferee of this Warrant, in whole or in part, or any Warrant Shares, is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

      5. TRANSFER AND EXCHANGE.

            (a) Transfer. This Warrant is not transferable without the Company's prior written consent. Upon receipt of such consent, this Warrant is transferable on the books of the Company at its principal office by the registered Holder hereof only upon surrender of this Warrant properly endorsed. The Company shall issue and deliver to the transferee a new Warrant or Warrants representing the Warrant so transferred. Upon any partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the Warrants not so transferred. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

            (b) Exchange. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company may be exchanged, along with other Warrants of like tenor registered in the name of the same Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Warrant Shares as the Warrant or Warrants surrendered.

      6. LOSS, THEFT, DESTRUCTION OR MUTILATION. In case this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or in lieu of and substitution for such Warrant so destroyed, lost or stolen, upon the Holder of such Warrant filing with the Company such evidence satisfactory to it that such Warrant has been so mutilated, defaced, destroyed, lost or stolen and of the ownership thereof by the Holder; provided, however, that the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand indemnity satisfactory to it and payment of expenses and charges incurred in connection with the delivery of such new Warrant. All Warrants so surrendered to the Company shall be canceled.

      7. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      8. RECORD OWNER. At the time of the surrender of this Warrant, together with the Form of Exercise properly executed and payment of the Exercise Price, the person exercising this Warrant shall be deemed to be the holder of record of the shares of common stock deliverable upon such exercise, in whole or in part, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of common stock shall not then be actually delivered to such person.

      9. FRACTIONAL SHARES. The Company shall not issue any fractional Warrant Shares or scrip representing fractional Warrant Shares upon the exercise of this Warrant. With respect to any fraction of a share called for on such exercise, the Holder may elect to receive, and the Company shall pay to the Holder, an amount in cash equal to such fraction multiplied by the Exercise Price. In the alternative, the Holder may elect to remit to the Company an amount in cash equal to the difference between such fraction and one, multiplied by the Exercise Price, and the Company will issue the Holder one share of common stock in addition to the number of whole Warrant Shares required by the exercise of the Warrant.

      10. MAILING OF NOTICES. All notices and other communications required hereunder shall be sent by registered or certified mail, (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

      If to the Company:

            Attention:  Andrew J. Cosentino
            Enhance Biotech, Inc.
            712 Fifth Avenue
            New York, NY, 10019

      Or such other addresses as the Company furnishes by notice to the Holder in accordance with this Section 10.

      If to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as such Holder furnishes by notice given in accordance with this Section 10.

      11. PIGGYBACK REGISTRATION. If the Company determines, in its discretion, to register any of its securities under the Act, either for its own account or the account of a security holder on a form in which the shares underlying the Warrants may be included, other than (i) a registration relating to employee benefit plans, (ii) a registration relating to a Rule 145 of the Act or similar transaction, or (iii) a registration on any form that does not include substantially the same information as could be required to be included in a registration statement covering the sale of the shares underlying the Warrants, the Company will include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the shares underlying the Warrants.

      12. NO REGISTRATION UNDER THE SECURITIES ACT. Because this Warrant has not been registered under the Securities Act, it and all replacement Warrants and the Warrant Shares shall bear the following legend:

            THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (1) PURSUANT TO

            AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH LAWS, OR (2) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS IS AVAILABLE AND THE COMPANY HAS RECEIVED EITHER AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH THE DISPOSITION OR SUCH OTHER
            EVIDENCE THAT IS SATISFACTORY TO THE COMPANY, WHICH EVIDENCE ESTABLISHES THAT ANY SUCH DISPOSITION WILL NOT VIOLATE THE SECURITIES ACT, SUCH LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

      13. GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. Each of the Company and the Holder irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of New York in any suit or proceeding based on or arising under this Warrant.

      14. ENTIRE AGREEMENT. The Company and the Holder of this Warrant hereby represent and warrant that this Warrant is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Warrant, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, empowered or affected.

      15. AMENDMENT; NO WAIVERS. Any provision of this Warrant may be amended or waived only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      16. HEADINGS. The headings and captions in this Warrant are included for convenience of reference only and shall be ignored in the construction and interpretation thereof.

      IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amended Warrant which was originally executed on 31st October 2003, on this the 26th day of July, 2004.

                              ENHANCE BIOTECH, INC.,
                              a Delaware corporation

                              By: /s/ Christopher Every
                                  ------------------------
                              Its: President and CEO

                              Address: 712 Fifth Avenue
                                       New York, NY, 10019

Acknowledged and Accepted:

WARRANT HOLDER

By:  /s/ Lee Cole
Its:  CEO of Bioaccelerate, Inc.

Address:  712 Fifth Avenue

        New York, NY  10019

                             FORM OF EXERCISE NOTICE

To:   Enhance Biotech, Inc.
      712 Fifth Avenue
      New York, NY, 10019

      Pursuant to the terms of the attached Warrant, the undersigned hereby irrevocably exercises the right to purchase _________________ shares of the common stock of Enhance Biotech, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $____________, in cash, by certified or official bank check or by wire transfer for the account of the Company.

      The undersigned agrees not to offer, sell, transfer or otherwise dispose of any common stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Exercise Date:__________________________  ___________________________________
                                          Signature of Holder

                                          ____________________________________
                                          Name of Holder (Print)
                                          Address:

                                          ____________________________________